Exhibit A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.0001 per share, of Microvast Holdings, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

[Signature page to follow]

SIGNATURE

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 14, 2022.

CDH GRIFFIN HOLDINGS COMPANY LIMITED

By:	/s/ Wu Shangzhi
Name:	Wu Shangzhi
Title:	Director

CDH INVESTMENT MANAGEMENT COMPANY LIMITED

By:	/s/ Wu Shangzhi
Name:	Wu Shangzhi
Title:	Director

EVERGREEN EVER LIMITED

By:	/s/ William Hsu
Name:	William Hsu
Title:	Director

PICCADILLY, L.P.

By:	/s/ William Hsu
Name:	William Hsu
Title:	Director of CDH China HF Holdings Company Limited acting as the General Partner

CDH CHINA HF HOLDINGS COMPANY LIMITED

By:	/s/ William Hsu
Name:	William Hsu
Title:	Director

AURORA SHEEN LIMITED

By:	/s/ William Hsu
Name:	William Hsu
Title:	Director

SHANGHAI DINGHUI PINGXUN INVESTMENT PARTNERSHIP (LLP)

By:	/s/ William Hsu
Name:	William Hsu
Title:	Director of CDH Shanghai Baifu Wealth Management Company Limited acting as the General Partner

CDH SHANGHAI BAIFU WEALTH MANAGEMENT COMPANY LIMITED

By:	/s/ William Hsu
Name:	William Hsu
Title:	Director

[Signature Page to 13G Joint Filing Agreement]

HANGZHOU CDH NEW TREND EQUITY INVESTMENT PARTNERSHIP (LIMITED PARTNERSHIP)

By:	/s/ Wang Lin
Name:	Wang Lin
Title:	Legal Representative

DINGHUI EQUITY INVESTMENT MANAGEMENT (TIANJIN) COMPANY LIMITED

By:	/s/ Wu Shangzhi
Name:	Wu Shangzhi
Title:	Director

[Signature Page to 13G Joint Filing Agreement]